UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

Global Blood Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(i) On August 9, 2022, Ted Love, Chief Executive Officer of Global Blood Therapeutics, Inc. (the “Company”), published the following post to his social media account.

LinkedIn:

Reflecting on yesterday’s exciting announcement that @Global Blood Therapeutics has entered into an agreement to be acquired by @Pfizer. This is a tremendous opportunity to enhance and expand our ability to help patients. More than eight years ago, I joined GBT to help transition the company from a start-up to a global biotech business because I believed deeply in the company’s mission to deliver life-changing treatments for people with #SickleCell disease. I’m extremely proud of all our team has accomplished in that relatively short time. This transaction represents the next step in accelerating our work on behalf of patients. Pfizer intends to build upon the companies’ shared commitment to the community by leveraging Pfizer’s global platform to expand access to GBT’s approved treatment for SCD to patients in lower-income countries where SCD has the largest impact. I extend a huge thank you to everyone who has helped us reach this landmark, especially members of the SCD community. To my GBT family, I couldn’t be more proud to call you my colleagues and friends, and I’m excited about this next phase in our journey together to make a difference in the lives of patients and their families. Shared Post: https://bit.ly/3zRLeCC

(ii) On August 9, 2022, Jung Choi, Chief Business and Strategy Officer of the Company, published the following post to her social media account.

LinkedIn:

You may have seen that @Global Blood Therapeutics has entered into an agreement to be acquired by @Pfizer. Throughout my time with GBT, I’ve been inspired by the resilience of #SickleCell warriors, in the face of incredible barriers. It is critical that we continue to expand resources to meet the needs of underserved patient communities, particularly SCD. Pfizer will broaden and amplify our impact for patients and further propel much-needed innovation and resources for the care of people with SCD and other rare diseases, including populations in limited-resource countries. It’s an exciting time for GBT, and we would not be here without our partners and dedicated colleagues. I look forward to what’s next! Shared Post: https://bit.ly/3zRLeCC

(iii) On August 9, 2022, Kim Smith-Whitley, Executive Vice President and Head of Research and Development of the Company, published the following post to her social media account.

LinkedIn:

I’m so proud of the news @Global Blood Therapeutics shared regarding an agreement to be acquired by Pfizer. My inspiring colleagues have a deep commitment to the #SickleCell disease community, and I know what our medicine can do. Pfizer will accelerate our mission and make an even bigger difference for SCD patients around the world, who are central to everything we do. I’m excited by what this next step will bring for our pipeline with the potential to address the full spectrum of critical needs in this underserved community. Shared Post: https://bit.ly/3zRLeCC

Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward‑looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, related to Pfizer Inc. (“Pfizer”), Global Blood Therapeutics, Inc. (“GBT”) and the acquisition of GBT by Pfizer that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of the companies and members of their senior management team. Readers can generally identify forward-looking statements by the use of forward-looking terminology such as “outlook,” “potential,” “continue,” “may,” “seek,” “approximately,” “predict,” “believe,” “expect,” “plan,” “intend,” “poised,” “estimate” or “anticipate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could”. Forward-looking statements include, without limitation, statements regarding the transactions and related matters; prospective performance and opportunities; post-closing operations and the outlook for the companies’ businesses; filings and approvals relating to the transactions; the expected timing of the transactions; the ability to complete the transactions considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. We can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, uncertainties as to the timing of the transactions; the risk that the transactions may not be completed in a timely manner or at all; risks and uncertainties related to receiving the approval of GBT’s stockholders; the possibility that competing offers or acquisition proposals for GBT will be made; the possibility that any or all of the various conditions to the consummation of the transactions may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the risks that drug-related adverse events may be observed during commercialization or clinical development; the risk that data and results may not meet regulatory requirements or otherwise be sufficient for further development, regulatory review or approval; risks related to clinical trials and other studies (including the anticipated timing of clinical data, the funding therefor, anticipated patient enrollment, trial outcomes, timing or associated costs); the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement for the transactions, including in circumstances which would require GBT to pay a termination fee; the effect of the announcement or pendency of the transactions on GBT’s ability to retain and hire key personnel, its ability to maintain relationships with its third-party payors, customers, distributors, suppliers and others with whom it does business or its operating results and business generally; risks related to diverting management’s attention from GBT’s ongoing business operations; the risk that stockholder litigation in connection with the transactions may result in significant costs of defense, indemnification and liability; difficulties or unanticipated expenses in connection with integrating the companies; and other factors discussed in the “Risk Factors” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GBT’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (“SEC”) on February 23, 2022, and in our most recent Quarterly Report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties and other important factors in our subsequent Current Reports on Form 8-K and other filings with the SEC. In addition to the risks described above, other unknown or unpredictable factors also could affect GBT’s results. As a result of these factors, we cannot assure you that the forward‑looking statements in this communication will prove to be accurate. Furthermore, if our forward‑looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward‑looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward‑looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward‑looking statements at some point in the future, we undertake no obligation to publicly update any forward‑looking statements, whether as a result of new information, future events or otherwise, except as required by law. You should, therefore, not rely on these forward‑looking statements as representing our views as of any date subsequent to the date of this communication. You should read this communication and the documents that we reference in this communication completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward‑looking statements by these cautionary statements.

Participants in the Solicitation
GBT and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of GBT in favor of the proposed transactions. Information about GBT’s directors and executive officers is set forth in GBT’s proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2022. To the extent holdings of GBT’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of GBT’s participants in the solicitation, which may, in some cases, be different than those of GBT’s stockholders generally, will be set forth in GBT’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of GBT by Pfizer. In connection with the proposed transaction, GBT intends to file relevant materials with the SEC, including GBT’s proxy statement in preliminary and definitive form. The definitive proxy will be mailed to GBT’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by GBT with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF GBT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING GBT’S PROXY STATEMENT (IF AND WHEN AVAILABLE) OR ANY DOCUMENTS INCORPORATED BY REFERENCE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at GBT’s stockholder meeting to approve the proposed transaction or other responses to the proposed transaction should be made only on the basis of the information contained in GBT’s proxy statement. Investors and security holders are or will be able to obtain the documents (if and when available) free of charge on the SEC’s website at www.sec.gov or by directing a request to GBT at investor@gbt.com.

No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.